UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2008

Cherokee International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50593	95-4745032
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2841 Dow Avenue Tustin, California		92780
(Address of Principal Executive Offices)		(Zip Code)

(714) 544-6665

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Cherokee International Corporation (the “Company”) announced that its stockholders, at a special meeting held on November 18, 2008, voted for the adoption and approval of the merger agreement, dated September 24, 2008, with Lineage Power Holdings, Inc. and Birdie Merger Sub, Inc. (“Merger Sub”), and the transactions contemplated therein, including the merger of the Company with Merger Sub.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEROKEE INTERNATIONAL CORPORATION
(Registrant)

		By:	/s/ LINSTER W. FOX
Date:	November 18, 2008	Linster W. Fox
Executive Vice President, Chief Financial Officer and Secretary